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                                                                    Exhibit 99.1

                                  CERTIFICATION
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        As of the date hereof, I, Jonathan N. Zakin, Chairman of Proxim Corporation, President and Chief Executive Officer of Proxim Corporation prior to May 2, 2003 and currently the principal executive officer of Proxim Corporation, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Proxim Corporation on Form 10-Q for the fiscal quarter ended March 28, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Proxim Corporation.

Dated:  May 12, 2003         By: /s/ Jonathan N. Zakin
                                 ------------------------------------------
                                 Jonathan N. Zakin
                                 Chairman